SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2004

Everest Reinsurance Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13816	22-3262609

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

477 Martinsville Road
Post Office Box 830
Liberty Corner, New Jersey
07938-0830

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 908-604-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhi	bit No.	Description
99.1		Consent of PricewaterhouseCoopers LLP

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EVEREST RE HOLDINGS, INC.

By:/s/ STEPHEN L. LIMAURO
Stephen L. Limauro
Executive Vice President and
Chief Financial Officer

Dated: March 19, 2004

EXHIBIT INDEX

Exhibit
Number	Description of Document	P	age
99.1	Consent of PricewaterhouseCoopers LLP	5